UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event) reported :    April 8, 2008

PROTON LABORATORIES, INC.
 (Exact Name of Registrant as Specified in Its Charter)

WASHINGTON
(State or other jurisdiction of incorporation or organization)

000-31883	91-2022700
(Commission File Number)	(IRS Employer Identification No.)

980 Atlantic Avenue, Suite 110, Alameda, CA 94501
 (Address of principal executive offices, including zip code)

voice: 510-865-6412	fax: 510-865-9385

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On April 8, 2008 we issued 4,250,000 shares of Common Stock to Gary Taylor, our President and a Director, as compensation.  This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act. Each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter, in this transaction. This transaction did not involve a public offering. The investor had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these securities. The investor was knowledgeable about our operations and financial condition

On April 8, 2008 we issued 2,000,144 shares of Common Stock  to Troy Flowers, a consultant, as compensation.  This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act. Each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter, in this transaction. This transaction did not involve a public offering. The investor had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these securities. The investor was knowledgeable about our operations and financial condition

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 15, 2008 three Directors resigned.  They are Jed A. Astin, Greg Darragh and Don Gallego.  They resigned because of their belief that Edward Alexander, our CEO and a Director gave himself 4,250,000 shares of common stock without authority and against the wishes of the majority of the Directors of the Board.  Other reasons given for their resignation were: (i) a general attitude by the CEO of “going it alone” without the appropriate communications to the Directors; (ii) the fact that we have no errors and omissions insurance for Directors.  The exhibit of their written resignation is filed herewith.  It is our position that the issuance 4,250,000 shares issuance complained of was a simple error.  Those shares have been returned to the transfer agent for cancellation already.

On April 15, 2008 we appointed Kokichi Hanaoka as a Director.  We will file his biography and other disclosure about him by amendment.

Our continuing Directors are Edward Alexander, Gary Taylor and Kokichi Hanaoka.  Mr. Alexander is our CEO and Mr. Taylor is our President.

Item 8.01	Other Events

At April 11, 2008, we had 29,965,673 shares of common stock outstanding.
At May 15, 2008, we had 36,215,817 shares of common stock outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

17.1	Correspondence on Departure of Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTON LABORATORIES, INC.

May 16, 2008	(signed)
/s/ Edward Alexander
Edward Alexander, CEO